Exhibit 10.3

EXECUTION COPY

EQUINOX HOLDINGS, INC.

REGISTRATION RIGHTS AGREEMENT

Dated as of December 15, 2000

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REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (the “Agreement”), dated as of December 15, 2000, among Equinox Holdings, Inc., a Delaware corporation (the “Company”), NCP-EH, L.P., a Delaware limited partnership (“NCP”), NCP Co-Investment Fund, L.P., a Delaware limited partnership (the “NCP Co-Fund” and, together with NCP, “NCP-EH”), Albion Alliance Mezzanine Fund, L.P., a Delaware limited partnership (“Albion I”), Albion Alliance Mezzanine Fund II, L.P., a Delaware limited partnership (“Albion II”), Deutsche Bank Securities Inc. (“DB”), Exeter Capital Partners IV, L.P. (“Exeter Capital”), Exeter Equity Partners, L.P. (“Exeter Equity”), Bill and Melinda Gates Foundation (“Gates”), Arrow Investment Partners (“Arrow”) and together with DB, Exeter Capital, Exeter Equity, Gates, Arrow, Albion I and Albion II and each of their respective successors and permitted assigns, solely in their capacity of holders of Warrants or Warrant Shares, the “Sub-Debt Warrantholders”), and the individuals set forth on the signature page hereto (collectively, the “Individual Stockholders”).  Capitalized terms used in this Agreement have the meanings indicated in Section 2.

1.  Background.

(a)  The Company is a party to a Merger and Stock Purchase Agreement, dated as of October 16, 2000 and as amended on December 14, 2000 (the “Recapitalization Agreement”), with NCP-EH, NCP-EH Recapitalization Corp., a Delaware corporation, and the other parties thereto, pursuant to which, NCP-EH shall purchase shares of Common Stock.  In order to induce NCP-EH to enter into the Recapitalization Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of NCP-EH, each Individual Stockholder and each Holder.  The execution and delivery of this Agreement is a condition to NCP-EH’s obligations pursuant to the Recapitalization Agreement.

(b)  Pursuant to the Senior Subordinated Note and Warrant Purchase Agreement, dated as of December 15, 2000 (the “Senior Subordinated Loan Agreement”), between the Company and each of the Sub-Debt Warrantholders, the Company has issued to the Sub-Debt Warrantholders warrants (the “Warrants”) to purchase an aggregate of 783,020 shares of Common Stock (as such number may be adjusted pursuant to the terms thereof).  In order to induce the Sub-Debt Warrantholders to enter into the Senior Subordinated Loan Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Sub-Debt Warrantholders.

(c)  The Company may in the future issue or sell (either directly or pursuant to options or other rights) additional shares of Common Stock to (i) certain stockholders of businesses acquired by the Company or one of its Subsidiaries, (ii) certain directors, executive officers and key employees of the Company or one of its Subsidiaries, and (iii) certain other purchasers, in each case pursuant to stock subscription, merger, acquisition or purchase agreements or stock option or rights agreements, plans or arrangements, the terms of which are not inconsistent with the terms of this Agreement or any Stockholders Agreement (collectively, the “Stock Subscription Agreements”).

(d)  This Agreement shall become effective, with respect to any securities  issued pursuant to any Stock Subscription Agreement that provides that such securities shall constitute Registrable Securities, upon the issuance or sale of such securities pursuant to such Stock Subscription Agreement, it being understood that, with respect to Registrable Securities to be issued in the future, any such Stock Subscription Agreement will provide that the securities issued or sold thereunder are entitled to the rights and subject to the obligations created hereunder, provided that such issuance or sale shall have been consented to in writing by the Board of Directors of the Company (the “Board”) and the Board shall have determined that such Securities shall be Registrable Securities.

2.  Definitions.  For purposes of this Agreement, the following terms have the following respective meanings:

Affiliate: with respect to any Person, any other Person directly or indirectly Controlling, Controlled by or under common Control with such first Person.  “Control” means the power to direct or cause the direction of management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.  Any director, member of management or other employee of the Company or any of its Subsidiaries who would not otherwise be an Affiliate of NCP-EH shall not be deemed to be an Affiliate of NCP-EH and no Sub-Debt Warrantholder shall be deemed to be an Affiliate of the Company.

Agreement:  as defined in the first paragraph of this Agreement.

Board: as defined in Section 1(d).

Business Day:  a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to close.

Common Stock:  the common stock, par value $.01 per share, of the Company outstanding immediately after the consummation of the transactions contemplated by the Recapitalization Agreement or issued thereafter.

Company:  as defined in the first paragraph of this Agreement.

DTC:  the Depository Trust Company.

Escrowed Shares:  as defined in the Recapitalization Agreement.

Exchange Act:  the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder which shall be in effect at the time.  Any reference to a particular section thereof shall include a reference to the corresponding section, if any, of any such successor federal statute, and the rules and regulations thereunder.

Holder:  any holder of Registrable Securities from time to time.

Individual Stockholders:  as defined in the first paragraph of this Agreement.

NASD:  the National Association of Securities Dealers, Inc.

NCP-EH:  as defined in the first paragraph of this Agreement.

Person:  any natural person, firm, partnership, association, corporation, limited liability company, company, trust, business trust, governmental entity or other entity.

Prospectus:  the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

Public Offering:  as defined in the Stockholders Agreement.

Recapitalization Agreement:  as defined in Section 1(a).

Registrable Securities:  (a) (i) shares of Common Stock, other than the Escrowed Shares, issued by the Company pursuant to the Recapitalization Agreement to NCP-EH, NCP Co-Fund, the Individual Stockholders, or any of their Affiliates, (ii) shares of Common Stock issuable pursuant to any Stock Subscription Agreement (including upon exercise of options or warrants) that provides that such Common Stock shall constitute Registrable Securities, except for any such Common Stock issued pursuant to an effective registration statement under the Securities Act on Form S-8, Form S-4, Form S-1 or any successor form to any thereof (unless such Common Stock is held by a Stockholder who is an affiliate (within the meaning of Rule 144) of the Company), and (iii) shares of Common Stock issued or issuable upon exercise of the Warrants; and (b) any securities issued or issuable with respect to any shares of Common Stock referred to in the foregoing clauses (x) upon any conversion or exchange thereof, (y) by way of stock dividend or other distribution, stock split or reverse stock split or (z) in connection with a combination of shares, recapitalization, merger, consolidation, exchange offer or other reorganization.  As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, unless such securities are acquired and held by a Stockholder who is an affiliate (within the meaning of Rule 144), (B) such securities shall have been distributed to the public in reliance upon Rule 144, (C) such securities have been held, or deemed, by virtue of tacking holding periods as contemplated by Rule 144, to be held for a period of two years by a Person who obtained such securities pursuant to any Stock Subscription Agreement or the Recapitalization Agreement and who has not been an affiliate (within the meaning of Rule 144) of the Company within the three months preceding any proposed disposition of such securities, (D) subject to the provisions of Section 4.1(b)(ii), such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act, (E) such securities shall have been acquired by the Company, or (F) with respect to any such securities acquired by a Stockholder pursuant to the exemption from the registration requirements of the Securities Act contained in Rule 701 (or any successor provision) thereunder, at any time 90 days following the date the Company registers a class of equity securities under Section 12 of the Exchange Act.

Registration Expenses:  all fees and expenses incident to the performance of or compliance with the provisions of this Agreement, whether or not any registration statement is filed or becomes effective, including, without limitation, all (i) registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or blue sky laws (including, without limitation, fees and disbursements of counsel for the underwriter or underwriters in connection with blue sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as provided in Section 3.4(e)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with DTC and of printing prospectuses), (iii) fees and disbursements of all independent certified public accountants referred to in Section 3.4(f) (including, without limitation, the reasonable expenses of any special audit and “comfort” letters required by or incident to such performance), (iv) the fees and expenses of any “qualified independent underwriter” or other independent appraiser participating in an offering pursuant to Rule 2720 of the NASD Rules of Conduct, (v) liability insurance under the Securities Act or any other securities laws, if the Company desires such insurance, (vi) fees and expenses of all attorneys, advisers, appraisers and other persons retained by the Company or any Subsidiary of the Company, (vii) internal expenses of the Company and its Subsidiaries (including, without limitation, all salaries and expenses of officers and employees of the Company and its Subsidiaries performing legal or accounting duties),

(viii) the expense of any annual audit, (ix) the expenses relating to printing, word processing and distributing all registration statements, underwriting agreements, securities sales agreements and any other documents necessary in order to comply with this Agreement and (x) the reasonable out-of-pocket expenses of the Holders of the Registrable Securities being registered in such registration incurred in connection therewith including, without limitation, the reasonable fees and disbursements of not more than one counsel (together with appropriate local counsel) chosen by the holders of a majority of Registrable Securities included in such registration, provided, however, in the event that representation of the Sub-Debt Warrantholders and the other holders of Registrable Securities by the same counsel would in the opinion of such counsel be inappropriate under applicable standards of professional conduct, the reasonable expenses of separate counsel for the Sub-Debt Warrantholders shall be paid by the Company in a registration pursuant to Section 3.1.  Registration Expenses shall not include any underwriting discounts or commissions or any transfer taxes payable in respect of the sale of Registrable Securities by the Holders thereof.

Registration Statement:  any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

Rule 144:  Rule 144 (or any successor provision) under the Securities Act.

Rule 144A:  Rule 144A (or any successor provision) under the Securities Act.

Rule 145:  Rule 145 (or any successor provision) under the Securities Act.

Securities Act:  the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder which shall be in effect at the time.  Any reference to a particular section thereof shall include a reference to the corresponding section, if any, of any such successor federal statute, and the rules and regulations thereunder.

SEC:  the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

Special Registration:  the registration of shares of equity securities and/or options or other rights in respect thereof to be offered solely to directors, members of management, employees, consultants or sales agents, distributors or similar representatives of the Company or its direct or indirect Subsidiaries, solely on Form S-8 or any successor form.

Stock Subscription Agreements:  as defined in Section 1(c).

Stockholders Agreement:  the Stockholders Agreement, dated as of December 15, 2000, among the Company, NCP, the Sub-Debt Warrantholders and the other parties named therein, as such agreement may be amended, supplemented or modified from time to time.

Subsidiary:  with respect to any Person, any corporation or Person, a majority of the outstanding voting stock or other equity interests of which is owned, directly or indirectly, by that Person.

“underwritten registration” or “underwritten offering” means a registration in which securities of the Company (including Registrable Securities) are sold to an underwriter for reoffering to the public.

Warrant Shares:  shares of Common Stock issued and outstanding upon exercise of a Warrant.

Warrants:  as defined in Section 1(b).

Any reference  in this Agreement to a statute shall be to such statute, as amended from time to time, and to the rules and regulations promulgated thereunder.

3.  Registration.

3.1  Registration on Request.

(a)  Requests.  Subject to the provisions of Section 3.7, at any time or from time to time after the date hereof, NCP-EH shall have the right to make written requests that the Company effect one or more registrations under the Securities Act of all or part of the Registrable Securities of NCP-EH.  Subject to the provisions of Section 3.7, at any time after the initial Public Offering, the Sub-Debt Warrantholders holding at least a majority of the Warrants or Warrant Shares then outstanding shall have the right, on two occasions,  to make a written request that the Company effect a registration (each, a “Sub-Debt Registration”) under the Securities Act of part or all of the Registrable Securities held by all Sub-Debt Warrantholders; provided, however, that unless the Sub-Debt Warrantholders requesting registration are able to include in such registration at least 60% of the Registrable Securities requested by them to be included in such registration, such Sub-Debt Warrantholders shall be entitled to require an additional registration pursuant to this Section 3.1.  If so requested by any Sub-Debt Warrantholder in connection with a registration under this paragraph, the Company shall take such steps as are required to register the Sub-Debt Warrantholders’ Registrable Securities for sale on a delayed or continuous basis under Rule 415, and also take such steps as are required to keep any registration effective until all of the Registrable Securities registered thereunder are sold.  Notwithstanding the foregoing, the Company shall have no obligation to keep any Sub-Debt Registration pursuant to this Section 3.1 effective more than one hundred eighty (180) days after the initial date of effectiveness of such registration.  Any requests for registration made pursuant to this Section 3.1 shall specify the intended method of disposition thereof, including whether the registration requested is for an underwritten offering.

(b)  Obligation to Effect Registration.  Within 20 days after receipt by the Company of any request for registration pursuant to Section 3.1(a), the Company shall promptly give written notice of such requested registration to all Holders, and thereupon will use its reasonable best efforts to effect the registration under the Securities Act of:

(i)  the Registrable Securities which the Company has been so requested to register pursuant to Section 3.1(a), and

(ii)  all other Registrable Securities which the Company has been requested to register by the Holders thereof by written request given to the Company within 20 days after the Company has given such written notice (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered.  Notwithstanding the preceding sentence:

(x)  the Company shall not be required to effect a registration requested pursuant to Section 3.1 (other than a Sub-Debt Registration) if the aggregate number of Registrable Securities referred to in clauses (i) and (ii) of this Section 3.1(b) included in such registration shall be less than 20% of the Registrable Securities at the time outstanding;

(y)  if the Board determines in its good faith judgment, after consultation with a firm of nationally recognized underwriters, that there will be an adverse effect on a then contemplated public offering of the Common Stock that is expected to become effective within 180 days of the date of such determination, the holder or holders making a request pursuant to Section 3.1(a) shall be given notice of such fact and shall be deemed to have withdrawn such request and such registration shall not be deemed to have been effected or requested pursuant to this Section 3.1; and

(z)  the Company shall be entitled to postpone for a reasonable period of time not to exceed 180 days from the date a request pursuant to Section 3.1(a) is received, the filing of any registration statement otherwise required to be prepared and filed by it pursuant to this Section 3.1, if the Board of Directors of the Company (i) in good faith determines at such time that such registration and offering would materially adversely affect or interfere with any proposed or pending financing, acquisition, corporate reorganization or other material transaction or the conduct or outcome of any material litigation involving the Company and any of its subsidiaries, and (ii) as promptly as practicable gives Holders written notice of such postponement, setting forth the duration of and reasons for such postponement; provided, however, that the Company shall not effect such a postponement more than once in any 360-day period.  If the Company shall so postpone the filing of a registration statement, the holders or holders making the request pursuant to Section 3.1(a) shall within 10 days after receipt of the notice of postponement advise the Company in writing whether or not it has determined to withdraw its request for registration.  Failure by such holder or holders to timely notify the Company of its determination shall for all purposes be treated as a withdrawal of its request for registration.  In the event of a withdrawal, such request for registration shall not be deemed exercised for purposes of determining whether such holder or holders still have the right to make a request for registration pursuant to this Section 3.1.  In the event that the holder or holders making the request under Section 3.1(a) have not withdrawn their request for registration, the Company shall use its reasonable best efforts to achieve such effectiveness promptly following such 180-day period if the request for registration pursuant to this Section 3.1 was made prior to the expiration of such 180-day period.

(c)  Registration Statement Form.  Each registration requested pursuant to this Section 3.1 shall be effected by the filing of a registration statement on Form S-1, Form S-2 or Form S-3 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such forms as presently constituted), unless the use of a different form is (i) required by law or (ii) permitted by law and agreed to in writing by Holders of at least a majority of the shares of Registrable Securities as to which registration has been requested pursuant to this Section 3.1.  At any time after the Company has issued and sold any shares of its capital stock registered under an effective registration statement under the Securities Act, or after the Company shall have registered any class of equity securities pursuant to Section 12 of the Exchange Act, it will use its reasonable best efforts to qualify for registration on Form S-2 or Form S-3 (or any other comparable form hereinafter adopted).

(d)  Expenses.  The Company will pay all Registration Expenses in connection with the first four registrations which are effected by NCP-EH as requested pursuant to Section 3.1(a) and for up to two registrations which are effected by the Sub-Debt Warrantholders pursuant to Section 3.1(a) and any registration which is effected by the Sub-Debt Warrantholders under Section 3.3.  The Registration Expenses in connection with each other registration, if any, requested under this Section 3.1 shall be apportioned among the Holders whose Registrable Securities are then being registered, on the basis of the respective amounts of Registrable Securities then being registered by them or on their behalf.  However, in the case of all registrations requested under Section 3.1(a), the Company shall pay all amounts in respect of (i) any allocation of salaries of personnel of the Company and its Subsidiaries or other general overhead expenses of the Company and its Subsidiaries or other expenses for the preparation of financial statements or other data normally prepared by the Company and its Subsidiaries in the ordinary course of its business, (ii) the expenses of any officers’ and directors’ liability insurance, (iii) the expenses and fees for listing the securities to be registered on each exchange on which similar securities issued by the Company are then listed or, if no such securities are then listed on an exchange selected by the Company and (iv) all fees associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any “qualified independent underwriter” and its counsel as may be required by the rules and regulations of the NASD).  Notwithstanding the provisions of this Section 3.1(d) or of Section 3.2, each seller of Registrable Securities shall pay all Registration Expenses to the extent required to be paid by such seller under applicable law; provided, however that nothing in this Section 3.1(d) shall require a Sub-Debt Warrantholder to pay Registration Expenses in connection with a Sub-Debt Registration.

(e)  Inclusion of Other Securities.  The Company shall not register securities (other than Registrable Securities) for sale for the account of any Person other than the Company in any registration requested pursuant to Section 3.1(a) unless permitted to do so by the written consent of Holders holding at least a majority of the shares of Registrable Securities proposed to be sold in such registration.

(f)  Effective Registration Statement.  A registration requested pursuant to Section 3.1(a) shall not be deemed to have been effected unless it is declared effective by the SEC and remains effective for the period specified in Section 3.4(b).  Notwithstanding the preceding sentence, a registration requested pursuant to Section 3.1(a) that does not become effective after the Company has filed a Registration Statement with respect thereto by reason of the refusal to proceed of the Holder or Holders of the Registrable Securities requesting registration shall be deemed to have been effected by the Company at the request of such Holder or Holders.

(g)  Pro Rata Allocation.  If the managing underwriters or, in an offering which is not underwritten, a nationally recognized investment banker, determines that the number of securities to be sold in any such offering should be limited due to market conditions or otherwise, Holders of Registrable Securities proposing to sell their securities in such registration shall share pro rata in the number of securities being offered (as determined by the Holders holding a majority of the Registrable Securities for which registration is being requested in consultation with the managing underwriters or investment banker, as the case may be) and registered for their account, such sharing to be based on the number of Registrable Securities as to which registration was requested by such Holders.

3.2  Piggyback Registration.  If the Company at any time proposes to register any of its equity securities (as defined in the Exchange Act) under the Securities Act (other than pursuant to Section 3.1 or pursuant to a Special Registration), whether or not for sale for its own account, and the registration form to be used may be used for the registration of Registrable Securities, it shall each such time give prompt written notice to all Holders of its intention to do so and, upon the written request of any Holder given to the Company within 30 days after the Company has given any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that:

(a)  if such registration shall be in connection with the initial public offering of Common Stock, the Company shall not include any Registrable Securities in such proposed registration if the Board shall have determined, after consultation with the managing underwriters for such offering, that it is not in the best interests of the Company to include any Registrable Securities in such registration, provided that, if the Board makes such a determination, the Company shall not include in such registration any securities not being sold for the account of the Company;

(b)  if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Holder that was previously notified of such registration and, thereupon, shall not register any Registrable Securities in connection with such registration (but shall nevertheless pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Holders to request that a registration be effected under Section 3.1; and

(c)  if the Company shall be advised in writing by the managing underwriters (or, in connection with an offering which is not underwritten, by a nationally recognized investment banker) that in their or its opinion the number of securities requested to be included in such registration (whether by the Company, pursuant to this Section 3.2 or pursuant to any other rights granted by the Company to a holder or holders of its securities to request or demand such registration or inclusion of any such securities in any such registration) exceeds the number of such securities which can be sold in such offering

(i)  the Company shall include in such registration the number (if any) of Registrable Securities so requested to be included which in the opinion of such underwriters or investment banker, as the case may be, can be sold and subject to subclause (ii) below, shall not include in such registration any securities (other than securities being sold by the Company, which shall have priority in being included in such registration) so requested to be included other than Registrable Securities unless all Registrable Securities requested to be so included are included therein, and

(ii)  if in the opinion of such underwriters or investment banker, as the case may be, some but not all of the Registrable Securities may be so included, all holders of Registrable Securities requested to be included therein shall share pro rata in the number of shares of Registrable Securities included in such public offering on the basis of the number of Registrable Securities requested to be included therein by such holders, provided that, in the case of a registration initially requested or demanded by a holder or holders of securities other than Registrable Securities, the Holders of the Registrable Securities requested to be included therein and the holders of such other securities shall share pro rata (based on the number of shares if the requested or demanded registration is to cover only Common Stock and, if not, based on the proposed offering price of the total number of securities included in such public offering requested to be included therein), and the Company shall so provide in any registration agreement hereinafter entered into with respect to any of its securities; and

(d)  if prior to the effective date of the registration statement filed in connection with such registration, the Company is informed by the managing underwriter (or, in connection with an offering which is not underwritten, by an investment banker) that the price at which such securities are to be sold is a price below that price which the requesting Holders shall have indicated to be acceptable, the Company shall promptly notify the requesting Holders of such fact, and each such requesting Holder shall have the right to withdraw its request to have its Registrable Securities included in such registration statement.

The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.2.  No registration effected under this Section 3.2 shall relieve the Company from its obligation to effect registrations upon request under Section 3.1.  The Company shall not be obligated to cause any registration that includes Registrable Securities pursuant to this Section 3.2 to be underwritten.

3.3  Sub-Debt S-3 Registrations.  If the Company becomes eligible to use Form S-3 under the Securities Act or a comparable successor form, (a) the Company shall use its reasonable best efforts to continue to qualify at all times for registration of its capital stock on Form S-3 or any successor form, and (b) Sub-Debt Warrantholders holding Registrable Securities anticipated to have an aggregate sale price (net of underwriting discounts and commissions, if any) in excess of $10,000,000 shall have the right on one (1) or more occasions (not to exceed two (2) occasions in any consecutive twelve (12) month period), to request and have effected the registration of their Registrable Securities on Form S-3 or such successor form (such requests shall be in writing and shall state the number of Registrable Securities to be disposed of and the intended method of disposition of such Registrable Securities by the Sub-Debt Warrantholder(s)).  The Company will use its reasonable best efforts to effect promptly the registration of all Registrable Securities on Form S-3 or such successor form to the extent requested by such Sub-Debt Warrantholder(s).  If so requested by such Sub-Debt Warrantholder(s) in connection with a registration under this Section 3.3, the Company shall take such steps as are required to register such Sub-Debt Warrantholder’s Registrable Securities for sale on a delayed or continuous basis under Rule 415, and to keep such registration effective until all of such Sub-Debt Warrantholder’s Registrable Securities registered thereunder are sold.  Notwithstanding the foregoing, the Company shall have no obligation to keep any registration effective more than one hundred eighty (180) days after the initial date of effectiveness of such registration.  The Company may postpone the filing of any registration statement required hereunder for a reasonable period of time, not to exceed one hundred eighty (180) days during any twelve (12) month period, (i) if the Company determines in good faith that such filing would require the disclosure of a material transaction or other matter and the Company determines reasonably and in good faith that such disclosure would have a material adverse effect on the Company or otherwise would not be in the best interest of the Company or (ii) any of the reasons contemplated in Section 3.1(b)(z).  The Company shall not be required to cause a registration statement requested pursuant to this Section 3.3 to become effective prior to ninety (90) days following the effective date of a registration statement pursuant to Section 3.1 or Section 3.2, if the request for registration has been received by the Company subsequent to the giving of written notice by the Company, made in good faith, to the Sub-Debt Warrantholders to the effect that the Company is commencing to prepare a Company-initiated registration statement (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable); provided, however, that the Company shall use its reasonable best efforts to achieve such effectiveness promptly following such 90-day period if the request pursuant to this Section 3.3 has been made prior to the expiration of such 90-day period.

3.4  Registration Procedures.  If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 3.1, 3.2 and 3.3, the Company shall:

(a)  subject to clauses (x) and (y) of Section 3.1(b), prepare and file with the SEC, as soon as practicable, a Registration Statement with respect to such securities, make all required filings with the NASD and use its reasonable best efforts to cause such Registration Statement to become effective as soon as practicable;

(b)  prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith and such other documents as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement, but in no event for a period of more than six months after such Registration Statement becomes effective;

(c)  at least five Business Days before filing with the SEC, furnish to counsel (if any) selected by the Holders of a majority of the shares of Registrable Securities covered by such registration statement and to counsel for the underwriters in any underwritten offering copies of all documents proposed to be filed with the SEC in connection with such registration, which documents will be subject to the review of such counsel;

(d)  furnish to each seller of Registrable Securities, without charge, such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case, including all exhibits and documents required to be filed therewith (other than those filed on a confidential basis), except that the Company shall not be obligated to furnish any seller of securities with more than two copies of such exhibits and documents), such number of copies of the Prospectus included in such Registration Statement (including each preliminary prospectus and any summary prospectus) in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the disposition of the securities owned by such seller;

(e)  use its reasonable best efforts (x) to register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each seller shall request, (y) to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and (z) to do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, subject itself to taxation in any jurisdiction wherein it is not so subject, or take any action which would subject it to general service of process in any jurisdiction wherein it is not so subject;

(f)  in connection with an underwritten public offering only, use its reasonable best efforts to furnish to each seller of Registrable Securities a signed counterpart, addressed to the sellers, copies of:

(i)  an opinion of counsel for the Company experienced in securities law matters, dated the effective date of the Registration Statement, and

(ii)  a “comfort” letter signed by the independent public accountants who have issued an audit report on the Company’s financial statements included in the Registration Statement,

each covering substantially the same matters with respect to the Registration Statement (and the Prospectus included therein) and, in the case of such accountants’ letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in underwritten public offerings of securities;

(g)  (i) notify each Holder of Registrable Securities subject to such Registration Statement if such Registration Statement, at the time it or any amendment thereto became effective, (x) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading upon discovery by the Company of such material misstatement or omission or (y) upon discovery by the Company of the occurrence of any event as a result of which the Company believes that (1) there would be such a material misstatement or omission or (2) the Registration Statement would no longer be in compliance in all material respects with the applicable rules and regulations of the SEC, and, as promptly as practicable, prepare and file with the SEC a post-effective amendment to such Registration Statement and use its reasonable best efforts to cause such post-effective amendment to become effective such that such Registration Statement, as so amended, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or otherwise fail to be in compliance in all material respects with all applicable rules and regulations of the SEC, and (ii) notify each Holder of Registrable Securities subject to such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, if the Prospectus included in such Registration Statement, as then in effect, (1) includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (2) or otherwise fail to be in compliance in all material respects with all applicable rules and regulations of the SEC upon discovery by the Company of such material misstatement or omission or upon discovery by the Company of the happening of any event as a result of which the Company believes there would be a material misstatement or omission or upon discovery of an event as a result of which the Prospectus would no longer be in compliance in all material respects with applicable rules and regulations of the SEC, and, as promptly as is practicable, prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to purchasers of such securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or otherwise fail to be in compliance in all material respects with all applicable rules and regulations of the SEC;

(h)  otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company complying with the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act;

(i)  notify each Holder of any Registrable Securities covered by such Registration Statement (i) when such Registration Statement, or any post-effective amendment to such Registration Statement, shall have become effective, or any amendment of or supplement to the Prospectus used in connection therewith shall have been filed, (ii) of any request by the SEC to amend such Registration Statement or to amend or supplement such Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation or threatening of any proceedings for any of such purposes, (iv) of the suspension of the qualification of such securities for offering or sale in any jurisdiction, or of the institution of any proceedings for any of such purposes and (v) if at any time when a Prospectus is to be required by the Securities Act to be delivered in connection with the sale of the Registrable Securities, the representations and warranties of the Company contained in any agreement (including the underwriting agreement contemplated in Section 3.5(b) below), to the knowledge of the Company, cease to be true and correct in any material respect;

(j)  use its reasonable best efforts (i) (A) to list such securities on any securities exchange on which the Common Stock is then listed or, if no Common Stock is then listed, on an exchange selected by the Company, if such listing is then permitted under the rules of such exchange or (B) if such listing is not practicable or the Board determines that quotation as a NASDAQ National Market System security is preferable, to secure designation of such securities as a NASDAQ “national market system security” within the meaning of Rule 11Aa2-1 under the Exchange Act and (ii) to provide and cause to be maintained a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement; and

(k)  use its reasonable best efforts to obtain the lifting of any stop order that might be issued suspending the effectiveness of such Registration Statement or any order preventing or suspending the use of any preliminary prospectus, provided that if the Company is unable to obtain the lifting of any such stop order in connection with a registration pursuant to Section 3.1(a) or Section 3.3, the request for registration shall not be deemed exercised for purposes of determining whether such registration has been effected for purposes of Section 3.1(a) or (d) or Section 3.3.

The Company may require each Holder of any Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such Holder and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law in connection therewith.  Each such Holder agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

The Company agrees not to file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the Prospectus used in connection therewith, which refers to any seller of any securities covered thereby by name, or otherwise identifies such seller as the holder of any securities of the Company, without the consent of such seller, such consent not to be unreasonably withheld, except that no such consent shall be required for any disclosure that is required by law.

By the acquisition of Registrable Securities, each Holder shall be deemed to have agreed that upon receipt of any notice from the Company pursuant to Section 3.4(g), such Holder will promptly discontinue such Holder’s disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder shall have received, in the case of clause (i) of Section 3.4(g), notice from the Company that such Registration Statement has been amended, as contemplated by Section 3.4(g); or, in the case of clause (ii) of Section 3.4(g), copies of the supplemented or amended Prospectus contemplated by Section 3.4(g).  If so directed by the Company, each Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, in such Holder’s possession of the Prospectus covering such Registrable Securities at the time of receipt of such notice.  In the event that the Company shall give any such notice, the period mentioned in Section 3.4(b) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 3.4(g).

Although shares of Common Stock issuable upon the exercise of options and Warrants are included in the definition of Registrable Securities, the Company shall, in respect of any such Registrable Securities requested to be registered pursuant hereto, be required to include in any registration statement only shares of Common Stock issuable upon exercise of such options and Warrants and only if the Company has received assurances, reasonably satisfactory to it, that such options and Warrants will be exercised promptly after such registration statement has become effective or the sale to an underwriter has been consummated so that only Common Stock shall be distributed to the public under such registration statement.

3.5  Underwritten Offerings.  The provisions of this Section 3.5 do not establish additional registration rights but instead set forth procedures applicable, in addition to those set forth in Sections 3.1 through 3.4, to any registration that is an underwritten offering.

(a)  Underwritten Offerings Exclusive.  Whenever a registration requested pursuant to Section 3.1 or 3.3 is for an underwritten offering, only securities that are to be distributed by the underwriters may be included in the registration.

(b)  Underwriting Agreement.  If requested by the underwriters for any underwritten offering by Holders pursuant to a registration requested under Section 3.1 or 3.3, the Company shall enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Holders of a majority of the shares of Registrable Securities to be covered by such registration and to the underwriters and to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in agreements of this type, including, but not limited to, indemnities to the effect and to the extent provided in Section 3.8, provisions for the delivery of officers’ certificates, opinions of counsel and accountants’ “comfort” letters and hold-back arrangements.  The Holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the agreements on the part of, the Company to and for the benefit of such underwriters be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to the obligations of such Holders.  If any condition to the obligations under such underwriting agreement are not met or waived, and such failure to be met or waived is not attributable to the fault of the  Holders requesting registration pursuant to Section 3.1(a) or Section 3.3, such request for registration shall not be deemed exercised for purposes of determining whether such registration has been effected for purposes of Section 3.1(a) or (d) or Section 3.3.  Notwithstanding anything in this Agreement to the contrary, no such Holder shall be required by the Company to make any representations or warranties to, or agreements with, or provide indemnities for the benefit of the Company or the underwriters other than as set forth in Sections 3.5(e) and 3.8(b), and representations, warranties or agreements regarding such Holder and such Holder’s intended method of distribution and any other representations required by applicable law.

(c)  Selection of Underwriters.  Whenever a registration requested pursuant to Section 3.1(a) or Section 3.3 is for an underwritten offering, the Company shall have the right to select one or more underwriters to administer the offering at least one of which shall be an underwriter of nationally recognized standing satisfactory to the Holders of a majority of shares of Registrable Securities to be included in such registration.  If the Company at any time proposes to register any of its securities under the Securities Act for sale for its own account and such securities are to be distributed by or through one or more underwriters, the Company shall have the right to select one or more underwriters to administer the offering at least one of which shall be an underwriter of nationally recognized standing.  In all cases in this Section 3.5(c), at least one of the underwriters chosen by the Holders or the Company shall be an underwriter of nationally recognized standing.

(d)  Incidental Underwritten Offerings.  Subject to the provisions of the proviso to the first sentence of Section 3.2, if the Company at any time proposes to register any of its equity securities under the Securities Act (other than pursuant to Sections 3.1 or 3.3 or pursuant to a Special Registration), whether or not for its own account, and such securities are to be distributed by or through one or more underwriters, the Company will give prompt written notice to all Holders of its intention to do so and, if requested by any Holder, will use its reasonable best efforts to arrange for such underwriters to include the Registrable Securities to be offered and sold by such holder among those to be distributed by such underwriters.  The Holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of the underwriters under such underwriting agreement shall also be conditions precedent to the obligations of such Holders.  Notwithstanding anything in this Agreement to the contrary, no such Holder shall be required by the Company to make any representations or warranties to, or agreements with, the Company or the underwriters other than as set forth in Sections 3.5(e) and 3.8(b), representations, warranties or agreements regarding such Holder and such Holder’s intended method of distribution and any other representations required by applicable law.

(e)  Hold Back Agreements.  If and whenever the Company proposes to register any of its equity securities under the Securities Act, whether or not for its own account (other than pursuant to a Special Registration), or is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 3.1, 3.2 or 3.3, each Holder, if required by the managing underwriter in an underwritten offering, agrees by acquisition of such Registrable Securities not to effect (other than pursuant to such registration) any public sale or distribution, including, but not limited to, any sale pursuant to Rule 144 or Rule 144A, of any Registrable Securities, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company during the 20 days prior to, and for 180 days (or such lesser number of days that the managing underwriter may require of any such Holder) after, the effective date of such registration, to the extent timely notified in writing by the Company or the managing underwriter, and the Company agrees to cause each holder of any equity security, or of any security convertible into or exchangeable or exercisable for any equity security, of the Company purchased from the Company at any time other than in a public offering to enter into a similar agreement with the Company.  The Company further agrees not to effect (other than pursuant to such registration or pursuant to a Special Registration) any public sale or distribution, or to file any Registration Statement (other than such registration or a Special Registration) covering any, of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 20 days prior to, and for 180 days (or such lesser number of days that the managing underwriter may require) after, the effective date of such registration if required by the managing underwriter.

3.6  Preparation; Reasonable Investigation.  In connection with the preparation and filing of each Registration Statement registering Registrable Securities under the Securities Act, the Company shall give the Holders of such Registrable Securities to be registered and their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such Registration Statement, each Prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and following the execution of a confidentiality agreement with the Company, shall give each of them such access to all pertinent financial, corporate and other documents and properties of the Company and its Subsidiaries, and such opportunities to discuss the business of the Company with its officers, directors, employees and the independent public accountants who have issued audit reports on its financial statements as shall be necessary, in the opinion of such Holders’ and such underwriters’ respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

3.7  Other Registrations.  Notwithstanding any other provision of this Agreement to the contrary, if and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 3.1, 3.2 or 3.3, and if such registration shall not have been withdrawn or abandoned, the Company shall not be obligated to and shall not file any Registration Statement with respect to any of its securities (including Registrable Securities) under the Securities Act (other than a Special Registration or a registration statement under the Securities Act on Form S-4), whether of its own accord or at the request or demand of any holder or holders of such securities, until a period of 180 days shall have elapsed from the effective date of its most recent prior effective registration, and the Company shall so provide in any registration rights agreement with respect to any of its equity securities.

3.8  Indemnification.

(a)  Indemnification by the Company.  In the event of any registration of any Registrable Securities under the Securities Act pursuant to Section 3.1, 3.2 or 3.3, the Company shall indemnify and hold harmless each seller of such securities, its directors, officers, partners (including partners of partners and stockholders and members of any such partners), managers or members or employees or agents of any of them, each other person who participates as an underwriter, broker or dealer in the offering or sale of such securities and each other person, if any, who controls such seller or any such participating person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each a “Company Indemnified Party” and collectively, the “Company Indemnified Parties”), against any and all losses, claims, damages or liabilities, joint or several, to which any Company Indemnified Party may become subject under the Securities Act or otherwise (including, without limitation, the reasonable fees of legal counsel incurred in connection with any claim for indemnity hereunder), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any Prospectus or preliminary prospectus included therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, Prospectus, preliminary prospectus, amendment or supplement or necessary to make the statements therein not misleading; and the Company shall reimburse each Company Indemnified Party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding as such expenses are incurred; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or omission made in any such Registration Statement, Prospectus, preliminary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such seller or participating person expressly for use in the preparation thereof and provided, further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus and the seller of Registrable Securities thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of Registrable Securities to the person asserting such loss, claim, damage, liability or expense after the Company had furnished such seller within a reasonable period of time prior to such sale with a sufficient number of copies of the same or if the seller received notice from the Company within a reasonable period of time prior to such sale of the existence of such untrue statement or alleged untrue statement or omission or alleged omission and the seller continued to dispose of Registrable Securities prior to the time of the receipt of either (A) an amended or supplemented prospectus which completely corrected such untrue statement or omission or (B) a notice from the Company that the use of the existing Prospectus may be resumed.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Company Indemnified Party shall survive the transfer of such securities by such seller.

(b)  Indemnification by the Sellers.  In the event of any registration of any Registrable Securities under the Securities Act pursuant to Section 3.1, 3.2 or 3.3, each of the prospective sellers of such securities, severally and not jointly, will indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall sign such Registration Statement, and each other person, if any, who controls the Company or any such participating person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, employee, participating person or controlling person may become subject under the Securities Act or otherwise (including, without limitation, the reasonable fees of legal counsel incurred in connection with any claim for indemnity hereunder), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact with respect to such seller contained in any Registration Statement under which such securities were registered under the Securities Act, any Prospectus or preliminary prospectus included therein, or any amendment or supplement thereto, or any omission or alleged omission to state a material fact with respect to such seller required to be stated in any such Registration Statement, Prospectus, preliminary prospectus, amendment or supplement or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in the preparation of any such

Registration Statement, Prospectus, preliminary prospectus, amendment or supplement.  In no event, however, shall the liability of any seller of Registrable Securities for indemnification in its capacity as such exceed the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against that is equal to the proportion of the total securities sold under such registration statement which is being sold by such seller of Registrable Securities or (ii) the net proceeds received by such seller from its sale of Registrable Securities under such registration statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, employee, participating person or controlling person and shall survive the transfer of such securities by such seller.

(c)  Notices of Claims, etc.  Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 3.8, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party hereunder, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided therein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 3.8 unless and to the extent that the failure to provide prompt written notice shall cause actual prejudice to the indemnifying party.  In case any such action is brought against an indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to retain counsel reasonably satisfactory to such indemnified party to defend against such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding.  In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate therein and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, provided that if such indemnified party and the indemnifying party reasonably determine, based upon advice of their respective independent counsel, that a conflict of interest may exist between the indemnified party and the indemnifying party with respect to such action and that it is advisable for such indemnified party to be represented by separate counsel, such indemnified party may retain other counsel, reasonably satisfactory to the indemnifying party, to represent such indemnified party, and the indemnifying party shall pay all reasonable fees and expenses of such counsel.  Notwithstanding the foregoing, the indemnified party shall be entitled to participate in (but not direct) the defense of such action with counsel of its own choice and at its own expense, and the parties agree to cooperate fully with one another in connection with the defense and/or settlement thereof; provided, however, that subject to the next sentence, any decision to settle any such claim or litigation shall be at the indemnifying party’s sole discretion.  No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of such indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or (ii) includes any admission of wrongdoing on the part of the indemnified party or any material restriction on the indemnified party or its officers or directors.

(d)  Other Indemnification.  Indemnification similar to that specified in the preceding paragraphs of this Section 3.8 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of such Registrable Securities under any federal or state law or regulation of governmental authority other than the Securities Act.

(e)  Other Remedies.  If for any reason the foregoing indemnity under Section 3.8(a) or (b) is unavailable, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party and the indemnified party under Section 3.8(a) or (b) shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative fault of the indemnifying party on the one hand and the indemnified party on the other but also the relative benefits received by the indemnifying party and the indemnified party from the offering of Registrable Securities (taking into account the portion of the proceeds of the offering realized by each such party) as well as any other relevant equitable considerations.  The relative benefits received by the Company, the sellers and the underwriters shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company and the sellers and the underwriting discount received by the underwriters, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the Registrable Shares.  The relative fault of the Company, the sellers and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the sellers or the underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  Any party’s obligation to contribute pursuant to this Section 3.8(e) is several (in proportion to the relative value of their Registrable Securities covered by a registration statement) and not joint with the obligations of any other party.  No party shall be liable for contribution under this Section 3.8(e) except to the extent and under such circumstances as such party would have been liable to indemnify under this Section 3.8 if such indemnification were enforceable under applicable law.  Notwithstanding anything in this Section 3.8(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 3.8(e) to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue statement omission.

(f)  Officers and Directors.  As used in this Section 3.8, the terms “officers” and “directors” shall include the partners of Holders which are partnerships and the members of Holders which are limited liability companies.

4.  Miscellaneous.

4.1  Rule 144; Legended Securities; etc.

(a)  If the Company shall have filed a registration statement pursuant to Section 12 of the Exchange Act or a registration statement pursuant to the Securities Act relating to any class of equity securities (other than a registration statement pursuant to a Special Registration), the Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available such information as necessary to permit sales pursuant to Rule 144 or Rule 145), and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or Rule 145.  Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

(b)  The Company shall issue new certificates for Registrable Securities without a legend restricting further transfer if (i) such securities have been sold to the public pursuant to an effective Registration Statement under the Securities Act (other than on Form S-8 if the Holder of such Registrable Securities is an affiliate of the Company) or Rule 144, or (ii) (x) such issuance is otherwise permitted under the Securities Act, (y) the Holder of such shares has delivered to the Company an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to such effect and (z) the Holder of such shares expressly requests the issuance of such certificates in writing.

4.2  Amendments and Waivers.  This Agreement may be amended, modified or supplemented, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of NCP-EH and the Holder or Holders of at least a majority of the Registrable Securities provided, however, that this Agreement may not be amended, modified or supplemented in a manner that discriminates against any class of Registrable Securities without the written consent of a majority of such class and the last sentence of Sections 3.5(b) and (d) shall not be amended, modified or supplemented without the written consent of each class of Registrable Securities affected thereby.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.  No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing.  Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party or parties granting such waiver in any other respect or at any other time.

4.3  Nominees for Beneficial Owners.  In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election and unless notice is otherwise given to the Company by the record owner, be treated as the holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any Holder or Holders contemplated by this Agreement.  If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner’s beneficial ownership of such Registrable Securities.

4.4  Successors, Assigns and Transferees.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns and transferees.

4.5  Notices.  All notices and other communications in connection with this Agreement shall be in writing.  Any notice or other communication in connection herewith shall be deemed duly given to any party (a) two Business Days after it is sent by express, registered or certified mail, return receipt requested, postage prepaid, (b) one Business Day after it is sent by overnight courier, (c) when delivered by hand, if personally delivered or (d) when receipt is acknowledged by the addressee, if telecopied.

Notices shall be addressed, if to any Holder, to the address of such Holder in the record books of the Company, and if to the Company to the following address:

Equinox Holdings, Inc.
895 Broadway
New York, NY 10003
Telephone:	(212) 254-0437
Facsimile:	(212) 777-9510
Attention:	Chief Executive Officer

with a copy to:

Debevoise & Plimpton
875 Third Avenue
New York, NY 10022
Telephone:	(212) 909-6000
Facsimile:	(212) 909-6836
Attention:	Franci J. Blassberg, Esq.

or at such other address or addresses as the Company may have designated in writing to each Holder of Registrable Securities at the time outstanding.  Copies of any notice or other communication given under the Agreement shall also be given to:

North Castle Partners, L.L.C.
60 Arch Street, First Floor
Greenwich, CT 06830
Telephone:	(203) 618-1700
Facsimile:	(203) 618-1860
Attention:	Peter J. Shabecoff

Albion Alliance LLC
1345 Avenue of the Americas – 37th Floor
New York, NY 10105
Facsimile:	(212) 969-6659
Attention:	Andrew H. Steuerman

J.W. Childs Associates, L.P.
One Federal Street
Boston, MA 02110
Telephone:	(617) 753-1100
Facsimile:	(617) 753-1101
Attention:	Glenn A. Hopkins

with copies to:

Debevoise & Plimpton
875 Third Avenue
New York, NY 10022
Telephone:	(212) 909-6000
Facsimile:	(212) 909-6836
Attention:	Franci J. Blassberg, Esq.

Kaye, Scholer, Fierman, Hays & Handler, LLP
425 Park Avenue
New York, New York 10022
Telephone:	(212) 836-8000
Facsimile:	(212) 836-8689
Attention:	Stephen C. Koval, Esq.

Goodwin Procter & Hoar LLP
Exchange Place
53 State Street
Boston, MA 02109
Facsimile:	(617) 523-1231
Attention:	Kevin M. Dennis, Esq.

Any party may give any notice or other communication in connection herewith using any other means (including, but not limited to, messenger service, telex or ordinary mail), but no such notice or other communication shall be deemed to have been duly given unless and until it is actually received by the individual for whom it is intended.

4.6  No Inconsistent Agreements.  The Company shall not hereafter enter into any agreement, or amend any existing agreement, with respect to its securities if such agreement would be inconsistent with the rights granted to the Holders by this Agreement.

4.7  Remedies; Attorneys’ Fees.  Each Holder in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any provision of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.  As between the parties to this Agreement, in any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorney’s fees in addition to its costs and expenses and any other available remedy.

4.8  Stock Splits, etc.  Each party hereto or beneficiary hereof agrees that it will vote to effect a stock split (forward or reverse, as the case may be) with respect to any Registrable Securities in connection with any registration of such Registrable Securities hereunder, or otherwise, if the managing underwriter shall advise the Company in writing (or, in connection with an offering that is not underwritten, if an investment banker shall advise the Company in writing) that in their or its opinion such a stock split would facilitate or increase the likelihood of success of the offering.  Each party hereto agrees that any number of shares of Common Stock referred to in this Agreement shall be equitably adjusted to reflect any stock split, stock dividend, stock combination, recapitalization or similar transaction.

4.9  Severability.  If any clause, provision or section of this Agreement shall be invalid, illegal or unenforceable, the invalidity, illegality or unenforceability of such clause, provision or section shall not affect the enforceability or validity of any of the remaining clauses, provisions or sections hereof to the extent permitted by applicable law.  The invalidity of any one or more phrases, sentences, clauses, Sections or subsections of this Agreement shall not affect the remaining portions of this Agreement.

4.10  Headings.  The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

4.11  Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which together constitute one and the same instrument.

4.12  Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without giving effect to its principles or rules of conflict of laws that would require the application of the laws of any other jurisdiction.

4.13  No Third Party Beneficiaries.  Except as provided in Sections 3.8 and 4.4, nothing in this Agreement shall confer any rights upon any person or entity other than the parties hereto, each such party’s respective successors and permitted assigns.

4.14  Consent to Jurisdiction.  Each party irrevocably submits to the personal exclusive jurisdiction of the United States District Court for the Southern District of New York for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby (and, to the extent permitted under applicable rules of procedure, agrees not to commence any action, suit or proceeding relating hereto except in such court).  Each party further agrees that service of any process, summons, notice or document hand delivered or sent by registered mail to such party’s respective address set forth in Section 4.5 will be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction as set forth in the immediately preceding sentence.  Each party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in such court that any such action, suit or proceeding brought in such court has been brought in an inconvenient forum.

4.15  Waiver of Jury Trial.  EACH PARTY HERETO AND EACH PERSON CLAIMING THE BENEFITS OF ANY PROVISION HEREOF HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

4.16  Action by Co-Investment Fund.  The Co-Investment Fund will not take any action under this Agreement unless such action is consistent with the actions of NCP and will act in concert with NCP with respect to all actions taken by NCP hereunder, including, without limitation, approving amendments to this Agreement.

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

EQUINOX HOLDINGS, INC.

By:	/s/ Adam Saltzman
Name: Adam Saltzman
Title: Vice President

NCP-EH, L.P.
By:	NCP-EH GP, L.L.C.,
its General Partner

	By:	/s/ Adam Saltzman
Name: Adam Saltzman
Title: Executive Vice President

ALBION ALLIANCE MEZZANINE FUND, L.P.

By: Albion Alliance LLC, its General Partner

By:	/s/ Andrew H. Steuerman
Name: Andrew H. Steuerman
Title: Senior Vice President

ALBION ALLIANCE MEZZANINE FUND, II, L.P.

By: AA MEZZ II GP, LLC, its General Partner
By: Albion Alliance LLC, its Sole Member

By:	/s/ Andrew H. Steuerman
Name: Andrew H. Steuerman
Title: Senior Vice President

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Edwin E. Roland, Jr.
Name: Edwin E. Roland, Jr.
Title: Director

By:	/s/ David J. Flannery
Name: David J. Flannery
Title: Managing Director

EXETER CAPITAL PARTNERS IV, L.P.

By:	Exeter IV Advisors, L.P., its
General Partner
By:	Exeter IV Advisors, Inc., its
General Partner

By:	/s/ Authorized Signatory
Name:
Title:

EXETER EQUITY PARTNERS, L.P.

By:	Exeter Equity Advisors, L.P., its
General Partner
By:	Exeter Equity Advisors, Inc., its
General Partner

By:	/s/ Authorized Signatory
Name:
Title:

BILL AND MELINDA GATES FOUNDATION

By:	/s/ Robert Sydow
	Name:	Robert Sydow
	Title:	Authorized Agent

ARROW INVESTMENT PARTNERS

By:	/s/ Robert Sydow
	Name:	Robert Sydow
	Title:	Authorized Agent

DONATO ERRICO, JR.

/s/ Donato Errico, Jr.

VITO ERRICO

/s/ Vito Errico

LAVINIA ERRICO (JR.)

/s/ Lavinia Errico Jr.

DONATO ERRICO, SR.

/s/ Donato Errico, Sr.

LAVINIA ERRICO (SR.)

/s/ Lavinia Errico Sr.

HARVEY SPEVAK

/s/ Harvey Spevak

RAKESH AHUJA

/s/ Rakesh Ahuja

TERRI BIALSKY

/s/ Terri Bialsky

FRANCES ERRICO

/s/ Frances Errico

/s/ Paul Boardman
Paul Boardman

/s/ Catherine Cassidy
Catherine Cassidy

/s/ Matthew Colello
Matthew Colello

/s/ Robert Condon
Robert Condon

/s/ Rocco Greco
Rocco Greco

/s/ Ken Fleischer
Ken Fleischer

/s/ Judy Taylor
Judy Taylor